EXHIBIT 10.2 B

THIS ASSIGNMENT AGREEMENT MADE THIS 26th DAY OF AUGUST 1997

AMONG:

            WORLD GEMS CORPORATION, having an office at at 7 bis, Lalana Lt Randriamarcmanana A. Tsiazotafo 101 Antananarivo, Madagascar. Tel:
            (002612) 642-55 Fax: (002612) 644-65

            ("WGC")

AND:

            SYLVIA C. RANAIVOJAONA, having an office at 7 bis, Lalana Lt Randriamarcmanana A. Tsiazotafo 101 Antananarivo, Madagascar. Tel:
            (002612) 642-55 Fax: (002612) 644-65

            ("RANAIVOJAONA")

AND:

            Fulcrum Holdings of Australia Inc., a body corporate dully incorporated under the laws of Delaware, having an office at #300, 900 North
            Federal Highway Boca Raton, Florida U.S.A
            Tel: (954) 480-9100
            Fax: (954) 570-8999

            ("Fulcrum")

WITNESSES THAT WHEREAS:

A. "Ranaivojaona" herein is the rightful owner of eighty percent (80%) of the common shares of "WGC".

B. "Fulcrum" herein wishes to purchase and acquire the ownership of seventy percent (70%) of "WGC".

C.    "Fulcrum" herein has the financial capability to finance "WGC".

NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements hereafter contained, the parties hereto agree as follows:

1. In consideration of the sum of $1,400,000 (FMG) and other good and valuable consideration, the receipt hereby acknowledged by Ranaivojaona.

2. WGC agrees that upon presentation to it of the certificates of the WGC shares together with all transfer documents require pursuant to the constitution of WGC shares to affect registration of the WGC shares in the name of Fulcrum it will cause the WGC shares to be registered, or the ownership thereof of Fulcrum to be appropriately recorded in the books and records of WGC.

3. WGC hereby agrees to appoint representatives of Fulcrum to its Board of Directors, namely Mr. Gerald E. Sklar and Mr. Dror Moradov.

4. WGC shall provide valid legal documentation to Fulcrum proving WGC `s registered perimeters in the People's Republic of Madagascar.

5. Fulcrum hereby agrees to purchase within sixty days of this agreement $500,000.00 (US) of mining equipment on behalf of WGC, providing WGC provides documentation as referred to in paragraphs two(2) and four (4).

6. Fulcrum will assume the responsibility of contracting the services of an independent geological mining engineer to assess and assign a work program that will bring WGC properties into production.

7. Fulcrum hereby agrees to forward additional funds as recommended by its independent geological mining engineer. These funds will be forwarded as a shareholder's loan to WGC from Fulcrum under the terms and conditions of Fulcrum's constitution.

8. Fulcrum hereby has the right to assign Fulcrum's rights of this agreement to a third party which will not be unreasonably withheld by WGC.

MISCELLANEOUS

A. All terms and conditions of this agreement shall run with and be binding upon the transfer of shares during the term hereof and ensure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

B.    Time is of the essence of this agreement.

C. This agreement may be executed in separate counterparts and all executed counterparts together shall constitute one agreement.

D. This agreement shall be construed in accordance with the laws of the State of Delaware.

E. Whenever this singular or masculine or neuter is used in this agreement the same shall be construed as meaning the plural or body politic or corporate and vice versa where the context so required.

F. This agreement, the benefits and obligations of the parties with respect to shall ensure to the benefit of and be binding upon the heirs, executors, administrators, successors, and permitted assigns.

G. Any of the parties hereto may, from time to time, change its address for service herein by giving written notice to the other parties hereto. Any notices may be served by mailing the same by registered post, postage prepaid, in a properly addressed envelope, addressed to the party to whom the notice is to be given, at such party's address for service hereunder and shall be deemed to have been received on the fifth business day following the mailing thereof.

IN WITNESS WHEREOF the parties hereto have executed the Agreement effective as of the day and year first above written.

WORLD GEMS CORPORATION
By:


/s/  SYLVIA C. RANAIVOJAONA               /s/ [ILLEGIBLE]
------------------------------------         -----------------------------------
Authorized Signatory                         Witness


SYLVIA C. RANAIVOJAONA

 /s/  SYLVIA C. RANAIVOJAONA              /s/ [ILLEGIBLE]
------------------------------------         -----------------------------------
SYLVIA C. RANAIVOJAONA                       Witness


Fulcrum Holdings of Australia Inc.

 /s/  Gerald E. Sklar                     /s/ Dror Moradov
------------------------------------         -----------------------------------
Authorized Sigantory                         Witness


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